Exhibit 10.67

RACKABLE SYSTEMS, INC.

SECOND AMENDMENT TO THE EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO THE EMPLOYMENT AGREEMENT (the “Second Amendment”) dated November 17, 2008 (the “Effective Date”) is executed by and between Rackable Systems, Inc., a Delaware corporation (the “Company”) and Maurice Leibenstern (the “Executive”). The Company and the Executive are each individually referred to in this Amendment as a “Party” and are collectively referred to in this Amendment as the “Parties.”

RECITALS

A. Executive and the Company are parties to an Employment Agreement, dated August 22, 2007 (the “Employment Agreement”), which was subsequently amended on September 19, 2007 (the “First Amendment”), both of which collectively outline the general terms of employment for the Executive.

B. Pursuant to this Second Amendment and effective immediately upon the Parties’ mutual execution and delivery of this Second Amendment, the Parties desire to further amend the Employment Agreement as follows.

AGREEMENT

In consideration of the mutual promises and covenants set forth in this Amendment, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows:

1. Amendment to Employment Agreement. The Parties agree that upon the Effective Date of this Amendment, the Employment Agreement will be further amended as follows:

1.1 Paragraph 4 entitled “EMPLOYEE BENEFITS”, is hereby amended to add the following sentence stating: “In addition, you will be entitled to a one-time lump sum payment of $30,000.00 for your relocation needs provided, however, that you agree to promptly and fully repay any such reimbursement to the Company in the event your employment with the Company is terminated within one (1) year after November 17, 2008 other than a termination by you for Good Reason (as defined in the Employment Agreement and the First Amendment) or a termination by the Company without Cause (as defined in the Employment Agreement and the First Amendment).”

1.2 Except as amended herein, the Employment Agreement (as modified by the First Amendment) shall remain in full force and effect without modification thereto. In the event of a conflict between the provisions of this Second Amendment and those of the Employment Agreement or the First Amendment, the parties agree that this Second Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Effective Date.

RACKABLE SYSTEMS, INC.		MAURICE LEIBENSTERN

By:		By:	/s/ MAURICE LEIBENSTERN
Name:	Mark J. Barrenechea	Name:	Maurice Leibenstern
Title:	CEO	Title:	SVP, GC & Corp. Secretary

Signature Date:		Signature Date: December 17, 2008